SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

[X] Filed by the Registrant [ ] Filed by a Party other than the Registrant

Check the appropriate box:

[  ] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ] Definitive Information Statement

                                BioGentech Corp.
--------------------------------------------------------------------------------
                        Commission File Number: 000-49620

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:_____________
2) Aggregate number of securities to which transaction applies:________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):___________________________________
4) Proposed maximum aggregate value of transaction:_________
5) Total fee paid:_______________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:______________________________
2)       Form, Schedule or Registration Statement No.:____________
3)       Filing Party:________________________________________
4)       Date Filed:_________________________________________

                                BioGentech Corp.
                           2445 McCabe Way, Suite 150
                            Irvine, California 92614

                            NOTICE OF ACTION TAKEN BY
                           WRITTEN CONSENT OF MAJORITY
                                  SHAREHOLDERS

DEAR SHAREHOLDERS:

    We are writing to advise you that BioGentech Corp. will change its name to Cobalis Corp. The name change was approved on May 27, 2004, by unanimous approval of our Board of Directors. In addition, shareholders holding a majority of our issued and outstanding common stock, approved the name change by written consent in lieu of a meeting on May 27, 2004, in accordance with the relevant sections of Nevada Revised Statutes. The name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this information statement is first mailed to our shareholders.

    Our purpose in changing our name to Cobalis Corp. is to comply with the terms of an agreement that is the basis for a consent judgment against us in a case filed last year in the US District Court for the District of Massachusetts by Biogen Idec MA Inc., ("Biogen") alleging trademark infringement and unfair competition, under docket number CA No. 03-12305 PBS. In March 2004, we entered into an agreement with Biogen to settle the dispute wherein we will be enjoined from using the corporate names, trade names, trademarks or domain names containing "Biogentec" or "Biogentech" or any phonetic equivalent. We intend to continue development of our product under our new corporate name when the name change has been given effect.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about June 15, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


By order of the Board of Directors,

/s/ Chaslav Radovich
-----------------------
Chaslav Radovich
PRESIDENT

Irvine, California
June 9, 2004

                                BioGentech Corp.
                           2445 McCabe Way, Suite 150
                            Irvine, California 92614

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholder, on May 27, 2004, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about June 15, 2004 to shareholders of record on May 27, 2004. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On May 27, 2004, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our corporate name to "Cobalis Corp." On May 27, 2004, shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

Our purpose in changing our name to Cobalis Corp. is to comply with the terms of an agreement that is the basis for a consent judgment against us in a case filed last year in the US District Court for the District of Massachusetts by Biogen Idec MA Inc., ("Biogen") alleging trademark infringement and unfair competition, under docket number CA No. 03-12305 PBS. In March 2004, we entered into an agreement with Biogen to settle the dispute wherein we will be enjoined from using the corporate names, trade names, trademarks or domain names containing "Biogentec" or "Biogentech" or any phonetic equivalent. We intend to continue development of our product under our new corporate name when the name change has been given effect.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On May 27, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 23,792,666 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to effect the name change. By action of written consent, dated May 27, 2004, two shareholders who are affiliates and who own 11,370,000 shares of the issued and outstanding shares of our common stock, or 57.9% of the issued and outstanding shares of our common stock, approved the name change.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF BIOGENTECH CORP. STOCK

The change in the name of BioGentech Corp. will be reflected in its stock records by book-entry in BioGentech Corp.'s records. For those shareholders that hold physical certificates, please do not destroy or send to BioGentech Corp. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of BioGentech Corp.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of May 27, 2004, except as noted in the footnotes below, by:

     o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
     o    Each of our executive officers;
     o    Each of our directors; and
     o    All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of May 27, 2004, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of May 27, 2004, there were 23,792,666 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

=================== ======================================== ==================================== ===================
TITLE OF CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER       AMOUNT AND NATURE OF BENEFICIAL     PERCENT OF CLASS
                                                                            OWNER
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        Chaslav Radovich (1)                               306,200 shares                    1.3%
                    ---------------------------------------    President, Secretary, Treasurer
                    2445 McCabe Way, Suite 150                          and Director
                    Irvine, CA, 92614
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        St. Petka Trust (2)                               12,369,441 shares                 51.9%
                    46 Calle Fresno
                    San Clemente, CA, 92672
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        Radul Radovich (2)                                12,369,441 shares                 51.9%
                    46 Calle Fresno                                       Director
                    San Clemente, CA, 92672
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        Silver Mountain Promotions (2)                    12,369,441 shares                 51.9%
                    6446 Silver Dawn Lane
                    Las Vegas, NV, 89118
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        R&R Holdings (2)                                  12,369,441 shares                 51.9%
                    46 Calle Fresno
                    San Clemente, CA, 92672
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        James Luce                                          12,500 shares                    0.1%
                    34 Van Gogh Way                            Chief Operating Officer, Chief
                    Coto de Caza, CA, 92679                           Marketing Officer
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        Ernest Armstrong (3)                              2,120,000 shares                   8.9%
                    2445 McCabe Way, Suite 150                     Vice President Business
                    Irvine, CA, 92614                                    Development
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        Gene Pharmaceuticals (3)                          2,020,000 shares                   8.5%
                    2445 McCabe Way, Suite 150
                    Irvine, CA, 2614
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        Kevin Prendiville (4)                              397,500 shares                    1.7%
                    1791 Franquers Ln                                     Director
                    Cottonwood, AZ, 86326
------------------- ---------------------------------------- ------------------------------------ -------------------
Common Stock        Officers and directors as a group                  15,179,366 shares                63.8%
=================== ======================================== ==================================== ===================
(1)Chaslav Radovich owns 262,200 individually and is the custodian of the 44,000 shares owned by Milena Radovich, his minor child.
(2)Radul Radovich is one of the beneficiaries of the St. Petka Trust, which owns
11,750,000 shares. Radul Radovich and his spouse are the owners of R&R Holdings which holds 20,333 shares of our common stock, and of Silver Mountain
Promotions, which holds 572,833 shares of our common stock.
(3)Ernest Armstrong owns 100,000 individually and is the sole owner of Gene
Pharmaceuticals, LLC, which owns 2,020,000 shares.
(4)Kevin Prendiville owns 12,500 shares directly and is one of the trustees of the Prendiville Revocable Trust, owner of 385,000 shares.

                                    Exhibit A

                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Biogentech Corp.

2. The articles have been amended as follows (provide article numbers, if available):

         I.       The name of this corporation is to Cobalis Corp.

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:
                                                          ----------------

4. Effective date of filing (optional):_______________________________________
                                      (must not be later than 90 days after the
                                       certificate is filed)

5. Officer Signature (required):_______________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.